                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION
                    INFORMATION REQUIRED IN PROXY STATEMENT

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only
[X]  Definitive Proxy Statement                   (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                             Accrue Software, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 [ACCRUE LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 31, 2000
                            ------------------------

To the Stockholders of Accrue Software, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Accrue Software, Inc., a Delaware corporation (the "Company"), will be held on Thursday, August 31, 2000, at 10:00 a.m., local time, at the Company's principal executive offices at 48634 Milmont Drive, Fremont, California 94538, for the following purposes:

     1. To elect five directors to serve for the ensuing year or until their successors are elected.

     2. To approve an amendment to the Company's 1996 Stock Plan (i) to increase the number of shares of Common Stock reserved for issuance thereunder by 2,500,000 shares to an aggregate of 9,930,000 shares and (ii) to revise the automatic share increase provision so that the number of shares of common stock reserved for issuance under the 1996 Plan will automatically increase on the first day of each of the Company's fiscal years 2001 through 2006 in an amount equal to the lesser of (A) 4,000,000 shares, (B) 6% of the number of shares outstanding on a fully diluted basis as of the last day of the immediately preceding fiscal year, or (C) a lesser number of shares as determined by the Board of Directors.

     3. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending March 31, 2001.

     4. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 7, 2000 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed return envelope. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy card.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      [BAUTISTA SIGNATURE]
                                      John V. Bautista
                                      Secretary
Fremont, California
July 17, 2000

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                         THANK YOU FOR ACTING PROMPTLY.

                                 [ACCRUE LOGO]

                              48634 MILMONT DRIVE
                           FREMONT, CALIFORNIA 94538
                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 2000
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Accrue Software, Inc., a Delaware corporation ("Accrue" or the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, August 31, 2000 at 10:00 a.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 48634 Milmont Drive, Fremont, California 94538. The Company's telephone number at that location is (510) 580-4500.

     This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders for the fiscal year ended March 31, 2000, including financial statements, were first mailed on or about July 17, 2000 to all stockholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its use by delivering to the Company's principal executive offices (Attention:
Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Annual Meeting and voting in person.

RECORD DATE AND SHARE OWNERSHIP

     Only stockholders of record at the close of business on July 7, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the record date, 27,562,958 shares of the Company's Common Stock, $.001 par value per share, ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding.

VOTING AND SOLICITATION

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present, as required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote.

     Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR the amendment to the 1996 Stock Plan, FOR ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected. There will be one vacancy on the Board following the election of directors.

     Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     The names of the nominees, their ages as of May 31, 2000 and certain other information about them are set forth below:

                                                                             YEAR FIRST
        NAME OF NOMINEE           AGE         PRINCIPAL OCCUPATION        ELECTED DIRECTOR
        ---------------           ---         --------------------        ----------------
Richard D. Kreysar..............  44    President and Chief Executive           1998
                                        Officer (Principal Executive
                                        Officer) of the Company
David Folkman(1)................  65    President and Chief Executive           1999
                                        Officer, On-Site Dental Care,
                                        Inc.
Max D. Hopper(2)................  65    Chief Executive Officer, Max D.         1999
                                        Hopper Associates, Inc.
A. Brooke Seawell(1)............  52    General Partner, Technology             1999
                                        Crossover Ventures
Robert Smelick(1)(2)............  58    Chairman of the Board of                1996
                                        Directors of the Company;
                                        Managing Director, Sterling
                                        Payot Management, Inc.

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

BACKGROUND OF DIRECTORS

     Richard D. Kreysar, President and Chief Executive Officer, joined Accrue and became a director in June 1998. From January 1997 to May 1998, Mr. Kreysar taught high school mathematics and coached soccer and baseball. From January 1995 to January 1997, Mr. Kreysar was the General Manager and Vice President of Operations at Network Associates, Inc., an enterprise security software company, where he was responsible for marketing, sales, product line development, consulting and MIS operations. From January 1994 to January 1995, Mr. Kreysar was Executive Vice President of Marketing and Sales of Open Vision, a UNIX systems management software company. From June 1985 to December 1993, Mr. Kreysar was Vice President of Marketing and Sales at Computer Associates International, Inc. (CA), an enterprise software company, where he was responsible for integrating acquired companies and products into CA's applications and personal computer products divisions. Mr. Kreysar holds a B.S. degree in mathematics from Rockhurst College.

     David Folkman has served as a director of Accrue since December 1999. Mr. Folkman currently serves as Chief Executive Officer, President and a director of On-Site Dental Care, Inc., a private early stage start-up company and he also has served as a principal and director of Regent Pacific Management Corp., a consulting firm whose engagements primarily comprise management and advisory services for a wide range of businesses, as well as consumer product firms, since January 1991. During his tenure at Regent Pacific Management, Mr. Folkman devoted one year, from April 1998 to April 1999, as full-time president of Natural Wonders, Inc., a chain of stores in the nature and science gift niche. In addition, he served from February 1993 to July 1995, as full-time Chief Executive Officer and President of Esprit de Corp, an apparel manufacturer, wholesaler and retailer. Previously, from April 1987 to December 1990, Mr. Folkman was a general partner of U.S. Venture Partners, managing a venture fund with investments in technology, biomedical and retail start-ups, and from April 1982 to April 1987, he served as Chief Executive Officer and President of The Emporium, a division of Carter Hawley Hale Stores, Inc. (now owned by Federated Department Stores, Inc.). Mr. Folkman holds an A.B. degree in social relations from Harvard College and an M.B.A. from Harvard Business School. Mr. Folkman also currently serves as a director of Shoe Pavilion, Inc.

     Max D. Hopper has served as a director of Accrue since March 1999. Mr. Hopper has been the Chief Executive Officer of Max D. Hopper Associates, Inc., an IS management consulting firm, since January 1995. From 1985 to January 1995, he served in various positions at American Airlines, a subsidiary of AMR Corporation, most recently as Senior Vice President, Information Systems and Chairman of the SABRE Group, a provider of information technology services to the travel and transportation industry. Mr. Hopper is also a director of Exodus Communications, Inc., a Web hosting company, Gartner Group, Inc., a provider of information technology research and recommendations, USDATA Corporation, a provider of development tools and management software, Metrocall, Inc., a provider of local and regional paging service, Payless Cashways, Inc., a building materials specialty retailer, and United Stationers, Inc., a wholesaler of office supplies and equipment. Mr. Hopper received a B.S. degree in mathematics from the University of Houston.

     A. Brooke Seawell has served as a director of Accrue since May 1999. He currently serves as a general partner of Technology Crossover Ventures since February 2000. From January 1997 to August 1998, Mr. Seawell was Executive Vice President of NetDynamics, Inc., an Internet applications server company. From March 1991 to April 1997, Mr. Seawell was Senior Vice President and Chief Financial Officer of Synopsys, Inc. Mr. Seawell holds a B.A. degree in economics and an M.B.A. degree in finance and accounting from Stanford University. Mr. Seawell serves on the board of directors of Informatica Corporation, a data integration and analytic applications software company, NVIDIA Corporation, a three-dimensional graphics processor company, Mediaplex, Inc., a provider of e-business advertising technology and services, and several privately held companies.

     Robert Smelick has served as a director of Accrue since May 1996 and as Chairman of the Board since December 1999. Mr. Smelick is the managing director of Sterling Payot Management, Inc., the general partner of Sterling Payot Capital, L.P., an investment partnership specializing in technology based start-up companies and he is also a managing principal and founding director of Sterling Payot Company, a private investment firm. Before founding Sterling Payot Company in 1989, Mr. Smelick was a Managing Director of First Boston Corporation. Prior to that, Mr. Smelick was an investment banking partner of Kidder, Peabody & Co. Mr. Smelick received a B.A. degree from Stanford University and an M.B.A. from the Harvard Business School. He also attended the University of Melbourne in Melbourne, Australia. Mr. Smelick currently serves as a director of Willamette Industries, a producer of paper products, building materials and related specialty products and services.

     There are no family relationships among any of the directors or executive officers of the Company or among any persons chosen or nominated to become directors or executive officers of the Company.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has a Compensation Committee that reviews and recommends to the Board the compensation arrangements for Accrue's management team and administers the Company's various stock plans. The current members of the Compensation Committee are Messrs. Hopper and Smelick. The Committee held four meetings during the fiscal year ended March 31, 2000 and held one meeting by written consent.

     The Board of Directors has an Audit Committee that reviews Accrue's annual audited financial results and unaudited quarterly results, and meets with Accrue's independent auditors to review Accrue's financial statements, internal controls and financial management practices. The current members of the Audit Committee are Messrs. Folkman, Seawell and Smelick. The Audit Committee held three meetings during the fiscal year ended March 31, 2000 and did not act by written consent on any occasions.

     During the fiscal year ended March 31, 2000, no incumbent director other than Max Hopper attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board that he was eligible to attend. During the fiscal year ended March 31, 2000, the Board of Directors held eleven meetings and did not act by written consent on any occasions.

DIRECTORS' COMPENSATION

     Directors currently do not receive cash compensation for their services as directors, although some directors are reimbursed for reasonable expenses incurred in attending board or committee meetings. The Company's 1999 Directors' Stock Option Plan (the "Directors' Plan") provides that each person who becomes a nonemployee director of the Company after May 23, 1999 will be granted a nonstatutory stock option to purchase 50,000 shares of Common Stock on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the Company's stockholders at which such director is elected, each such nonemployee director shall be granted a fully-vested additional option to purchase 5,000 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. If the service of a director is terminated without cause within three months after a merger or sale resulting in a change of control, then vesting will accelerate with respect to 25% of the shares under each outstanding option. Each of the nominees for director will have served for more than six months at the time of the Annual Meeting, and so each current nonemployee director will receive an option to purchase 5,000 shares of the Company's Common Stock under the Directors' Plan if he is reelected to the Board at the Annual Meeting. In May 1999, Mr. Seawell was granted an option to purchase 50,000 shares of common stock at an exercise price of $8.00 per share under the Directors' Plan, and in December 1999 Mr. Folkman was also granted an option to purchase 50,000 shares of common stock at an exercise price of $50.8125 per share under the Directors' Plan. Both options vest monthly over four years, provided that vesting will accelerate with respect to 25% of the shares if either Mr. Seawell or Mr. Folkman, respectively, is terminated within three months after a merger or sale resulting in a change of control.

     In addition, in August 1998, Mr. Kreysar was granted an option under the Company's 1996 Stock Plan to purchase 1,605,683 shares of common stock at an exercise price of $0.12 per share, which he exercised in October 1998. The shares underlying the stock option are subject to the Company's right of repurchase at the original purchase price and the repurchase right lapses over a four-year period. The repurchase right will also lapse with respect to 25% of the shares purchased by Mr. Kreysar in the event of a merger or sale resulting in a change of control, and it will lapse with respect to an additional 25% of the shares if Mr. Kreysar is terminated without cause within twelve months after a merger or sale resulting in a change of control. In April 1999, Mr. Hopper purchased 100,000 shares of common stock at a price per share of $0.75. The stock purchased by Mr. Hopper is subject to the Company's right of repurchase that lapses over a four-year period. The repurchase right will also lapse with respect to 25% of the shares purchased by Mr. Hopper if he is terminated within six months after a merger or sale resulting in a change of control. All directors are eligible to participate in our 1996 Stock Plan.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

                  APPROVAL OF AMENDMENT TO THE 1996 STOCK PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the Company's 1996 Stock Plan (the "1996 Plan"). The first part of the amendment will increase the number of shares of Common Stock reserved for issuance under the 1996 Plan by 2,500,000 shares to an aggregate of 9,930,000 shares. The second part of the amendment will revise the automatic annual share increase provision so that the number of shares of common stock reserved for issuance under the 1996 Plan will automatically increase on the first day of each fiscal year beginning in 2001 and ending in 2006 in an amount equal to the lesser of (A) 4,000,000 shares, (B) 6% of the number of shares outstanding on a fully diluted basis as of the last day of the immediately preceding fiscal year, or (C) a lesser number of shares as determined by the Board of Directors. For purposes of sub-item (B) in the preceding sentence, shares outstanding on a fully diluted basis include all shares of common stock reserved under all of the Company's stock option and stock purchase plans. The amendment would result in a maximum aggregate increase in the number of shares reserved for issuance under the 1996 Plan between fiscal years 2001 and 2006 of 21,700,000 shares.

REASONS FOR THE AMENDMENT

     The Board has adopted resolutions approving the proposed amendment and believes them to be in the Company's best interests because they will help the Company attract, retain, and motivate the best available employees, officers and directors and provide them with adequate proprietary interest in the Company which is critical to the continued growth and success of the Company. The Company is experiencing a period of rapid growth and competition for skilled employees in high-technology companies is intense, particularly in the San Francisco Bay Area. With respect to the automatic annual share increase provision in particular, the Board believes that, based on anticipated hiring needs and competitive market conditions, the Company's annual option needs will likely be greater than the current provision will provide.

GENERAL

     The following is a summary of principal features of the 1996 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1996 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Manager of Human Resources at the Company's principal offices at 48634 Milmont Drive, Fremont, California 94538.

     The Company's 1996 Plan was adopted by the Board of Directors in April 1996, and has been amended at various times to increase the number of shares reserved for issuance thereunder. Prior to approval of the proposed amendment, there are a total of 7,430,000 shares reserved for issuance under the 1996 Plan, including an increase of 800,000 shares that was effective as of April 1, 2000 pursuant to the automatic increase provision described in the next sentence. The 1996 Plan currently contains a provision which automatically increases on the first day of each of the Company's fiscal years 2001 through 2006 the number of shares reserved for issuance under the plan in an amount equal to the lesser of
(A) 800,000 shares, (B) 4% of the shares outstanding on the last day of the immediately preceding fiscal year, or (C) a lesser number of shares as determined by the Board of Directors. The Board of Directors believes that, in order to attract qualified employees, officers, consultants and directors to the Company and to provide incentives to its current employees, officers, consultants and directors, it is necessary to grant options to purchase Common Stock to such persons pursuant to the 1996 Plan. Accordingly, the stockholders are being asked to approve the amendment to the 1996 Plan.

     As of May 31, 2000, 4,311,229 shares had been issued upon exercise of options granted under the 1996 Plan, options to purchase 3,058,851 shares were outstanding and 59,920 shares remained available for future grant. All of such outstanding options were held by employees. As of May 31, 2000, (i) options to purchase 670,000 shares of common stock were outstanding under the 1996 Plan and held by all current executive officers as a group (7 persons), (ii) no options to purchase shares of common stock were outstanding under the 1996 Plan and held by current directors who are not executive officers (4 persons) and (iii) options to purchase 2,454,060 shares of common stock were outstanding and held by all employees, including current officers who are not executive officers, as a group (148 persons as of May 31, 2000). As of May 31, 2000, the fair market value of all shares of Common Stock subject to outstanding options under the 1996 Plan was $73,412,424 based on the closing sale price of $24.00 for the Company's Common Stock as reported on the Nasdaq National Market on such date.

     The 1996 Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting of nonstatutory stock options to employees, consultants and directors. See "United States Federal Income Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.

     The 1996 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

PURPOSE

     The purposes of the 1996 Plan are to attract and retain the best available personnel for the Company, to provide additional incentive to the employees, officers, consultants and directors of the Company, and to promote the success of the Company's business.

ADMINISTRATION

     If permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), grants under the 1996 Plan may (but need not) be made by different administrative bodies with respect to employees or consultants who are also officers or directors and employees who are neither directors nor officers.

     With respect to grants of options to employees or consultants who are also officers or directors of the Company, grants under the 1996 Plan shall be made by (A) the Board of Directors, if the Board of Directors may make grants under the 1996 Plan in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code as the latter applies so as to qualify grants of options to "covered employees" as performance-based compensation, or (B) a committee designated by the Board of Directors to make grants under the 1996 Plan, which committee shall be constituted in such a manner as to permit grants under the 1996 Plan to comply with Rule 16b-3, to qualify grants of options to "covered employees" as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

     With respect to grants of options to employees or consultants who are neither directors nor officers of the Company, the 1996 Plan will be administered by (A) the Board of Directors or (B) a committee designated by the Board of Directors, which committee will be constituted in such a manner so as to satisfy the Applicable Laws. The Board of Directors or the committee designated by the Board of Directors to administer the 1996 Plan is referred to in this Proxy Statement as the "Administrator." The Administrator receives no additional compensation for its services in connection with the administration of the 1996 Plan.

ELIGIBILITY

     The 1996 Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants of the Company (including non-employee directors). Incentive stock options may be granted only to employees. The Administrator selects the optionees and determines the number of shares and the exercise price to be associated with each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors. As of May 31, 2000, there are approximately 130 employees, officers, consultants and directors eligible to participate in the 1996 Plan.

     The 1996 Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee under the 1996 Plan during any fiscal year is 2,000,000, subject to adjustment as provided in the 1996 Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     The terms of options granted under the 1996 Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

          (b) Exercise Price. The exercise price of options granted under the 1996 Plan is determined by the Administrator, and must, in the case of incentive stock options, be at least equal to the fair market value of the shares on the date of grant, as determined by the Administrator, based upon the closing price on the Nasdaq National Market on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company's stock (such holders are referred to as "10% Stockholders") are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to certain of the Company's executive officers are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant if such options are intended to qualify as performance-based compensation under Section 162(m) of the Code.

          (c) Termination of Employment. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or disability, options under the 1996 Plan may be exercised not later than three months (or such other period, not less than thirty days and not exceeding three months in the case of incentive stock options, as is determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her disability, options may be exercised within six months (or such other period of time not exceeding twelve months in the case of a total and permanent disability, as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

          (e) Death. If an optionee should die while either (i) employed or retained by the Company and such optionee has been continuously employed or retained by the Company since the date of grant of the option, or (ii) within thirty days after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within six months after the date of death (or such other period of time, as is determined by the Administrator) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the option was exercisable on the date of death or, if earlier termination, but in no event may the option be exercised after its termination date.

          (f) Option Termination Date. Options granted under the 1996 Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to 10% Stockholders may not have a term of more than five years.

          (g) Nontransferability of Options. Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion in certain circumstances allow the transferability of such options.

          (h) Merger or Sale of the Company. In the event of a merger of the Company with or into another corporation or sale of substantially all of the Company's assets, the Administrator may attempt to accomplish a substitution or assumption of options by the successor corporation. However, if the successor corporation refuses to assume or substitute for outstanding options, such options will terminate as of the effective time of the transaction.

          (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrator.

STOCK PURCHASE RIGHTS

     In addition to stock options, the Administrator may issue stock purchase rights under the 1996 Plan to employees, non-employee directors and consultants. The Administrator determines the number of shares, price, terms, conditions and restrictions related to a grant of stock purchase rights. The purchase price of a stock purchase right granted under the 1996 Plan will be determined by the Administrator. The period during which the stock purchase right is held open is determined by the Administrator, but in no case shall this period exceed 30 days. Unless the Administrator determines otherwise, the recipient of a stock purchase right must execute a restricted stock purchase agreement granting the Company an option to repurchase unvested shares at cost upon termination of the recipient's relationship with the Company.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option or stock purchase right, and the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1996 Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1996 Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval will be obtained as required by the applicable laws. However, no action by the Board of Directors or the stockholders may alter or impair any option previously granted under the 1996 Plan, unless mutually agreed otherwise between the optionee and the Board of Directors. The 1996 Plan shall terminate in April 2006, provided that any options then outstanding under the 1996 Plan shall remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1996 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option and stock purchase right grants and exercises and the disposition of stock acquired upon such exercises, under the 1996 Plan.

STOCK OPTIONS

     Options granted under the 1996 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the 1996 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is 20%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

     If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

STOCK PURCHASE RIGHTS

     The purchase of shares of common stock pursuant to the exercise of a stock purchase right is generally taxed in the same manner as nonstatutory stock options, as described above, provided however that if common stock issued upon exercise of a stock purchase right is subject to a company repurchase right entitling the Company to buy back the shares at the purchase price upon termination of service prior to satisfaction of a vesting period, then the income tax consequences of purchasing the shares will vary depending on whether the purchaser does or does not make a special tax election referred to as a "Section 83(b) election." If a timely Section 83(b) election is made, then the purchaser will recognize ordinary income for tax purposes at the time of purchase measured by the excess of the fair market value of the shares as of the purchase date over the purchase price. If, however, the purchaser does not make a timely Section 83(b) election, then the amount of ordinary income attributable to purchase of the shares will be determined as follows. No ordinary income will be recognized at the time of purchase, but instead such income will be recognized by the purchaser with respect to each share of common stock at the time the Company repurchase right lapses with respect to such common stock upon the applicable vesting date. The amount of ordinary income recognized on each vesting date will equal the excess of the fair market value as of the vesting date of the common stock then vesting over the purchase price paid for such stock. A Section 83(b) election must be filed within thirty days after purchase of the shares. The sale of such shares by a purchaser is generally taxed in the same manner as shares acquired pursuant to the exercise of nonstatutory stock options, as described above.

     Optionees should consult their own tax advisors regarding the advisability of making a Section 83(b) election under their particular circumstances and the procedural requirements for making such election.

REQUIRED VOTE

     Approval of the amendment to the 1996 Plan which provides for the reservation of 2,500,000 additional shares for issuance thereunder and the revision of the automatic annual increase provision so that the number of shares of common stock reserved for issuance under the 1996 Plan will automatically increase on the first day of each of the Company's fiscal years 2001 through 2006, in an amount equal to the lesser of (A) 4,000,000 shares, (B) 6% of the number of shares outstanding on a fully diluted basis as of the last day of the immediately preceding fiscal year, or (C) a lesser number of shares as determined by the Board of Directors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 PLAN AND THE RESERVATION OF 2,500,000 ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER AND THE REVISION OF THE AUTOMATIC ANNUAL INCREASE PROVISION.

                                 PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP has served as the Company's independent auditors since 199 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending March 31, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's common stock as of May 31, 2000 for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock,
(ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table of this Proxy Statement, and (iv) all directors and executive officers of the Company as a group.

     Except as otherwise noted, the address of each person listed in the table is c/o Accrue Software, Inc., 48634 Milmont Dr., Fremont, California 94538-7353.

     The percent of beneficial ownership for each stockholder is based on 27,462,634 shares of common stock outstanding as of May 31, 2000.

                                                            SHARES BENEFICIALLY
                                                                 OWNED(1)
                                                           ---------------------
                                                                        PERCENT
                NAME OF BENEFICIAL OWNER                   NUMBER(2)    OF TOTAL
                ------------------------                   ---------    --------
Organic Holdings, Inc.(3)................................  1,856,865       6.8%
  510 Third Street, Suite 540
  San Francisco, CA 94107
Vertex Technology Fund Ltd...............................  1,750,000       6.4%
  3 Lagoon Drive, Suite 220
  Redwood City, CA 94065
Entities Affiliated with Sterling Payot Capital,
  L.P.(4)................................................  1,390,996       5.1%
  222 Sutter Street
  San Francisco, CA 94108
Richard D. Kreysar(5)....................................  1,528,807       5.6%
David Folkman(6).........................................     10,051         *
Max. D. Hopper(7)........................................    100,000         *
Robert Smelick(8)........................................  1,390,996       5.1%
A. Brooke Seawell(9).....................................     22,583         *
Brett Kilpatrick(10).....................................    246,124         *
Gregory C. Walker(11)....................................     14,624         *
Bob Page(12).............................................    703,251       2.6%
Vito Salvaggio(13).......................................     98,417         *
All executive officers and directors as a group(14) (11
  persons)...............................................  4,058,657      15.1%

---------------
  *  Less than one percent of the outstanding shares of common stock.

 (1) The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after May 31, 2000 are deemed outstanding and shares of common stock that may be purchased within 60 days after May 31, 2000 pursuant to the Company's Employee Stock Purchase Plan are also deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

 (3) Organic Holdings, Inc., the holder of 1,856,865 shares, was previously known as Organic Online, Inc.

 (4) The beneficial ownership for entities affiliated with Sterling Payot Capital, L.P. is comprised of 1,363,987 shares held by Sterling Payot Capital L.P. and 27,009 shares held by Sterling Payot Company. Mr. Smelick is Chairman of the Board of Directors of Accrue and managing director of Sterling Payot Management, Inc., the general partner of Sterling Payot Capital L.P., and he is also a principal of Sterling Payot Company. Mr. Smelick disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.

 (5) The beneficial ownership for Richard Kreysar is comprised of 1,525,683 shares of common stock and 3,124 shares issuable upon the exercise of stock options held by Mr. Kreysar that are currently exercisable or exercisable within 60 days of May 31, 2000.

 (6) The beneficial ownership for David Folkman is comprised of options to purchase 10,051 shares that are currently exercisable or exercisable within 60 days of May 31, 2000.

 (7) The beneficial ownership for Max Hopper is comprised of 100,000 shares of common stock.

 (8) The beneficial ownership for Robert Smelick is comprised of 1,363,987 shares held by Sterling Payot Capital and L.P., 27,009 shares held by Sterling Payot Company. Mr. Smelick is a Chairman of the Board of Directors of Accrue and managing director of Sterling Payot Management, Inc., the general partner of Sterling Payot Capital L.P., and he is also a principal of Sterling Payot Company. Mr. Smelick disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.

 (9) The beneficial ownership for A. Brooke Seawell is comprised of 8,000 shares of common stock and options to purchase 14,583 shares that are currently exercisable or exercisable within 60 days of May 31, 2000.

(10) The beneficial ownership for Brett Kilpatrick is comprised of 243,000 shares of common stock and 3,124 shares issuable upon the exercise of stock options held by Mr. Kilpatrick that are currently exercisable or exercisable within 60 days of May 31, 2000.

(11) The beneficial ownership for Gregory C. Walker is comprised of 1,500 shares of common stock and 13,124 shares issuable upon the exercise of stock options held by Mr. Walker that are currently exercisable or exercisable within 60 days of May 31, 2000.

(12) The beneficial ownership for Bob Page is comprised of 702,000 shares of common stock and 1,251 shares issuable upon the exercise of stock options held by Mr. Page that are currently exercisable or exercisable within 60 days of May 31, 2000.

(13) The beneficial ownership for Vito Salvaggio is comprised of 68,000 shares of common stock and 30,417 shares issuable upon the exercise of stock options held by Mr. Salvaggio that are currently exercisable or exercisable within 60 days of May 31, 2000.

(14) The beneficial ownership for Accrue's executive officers and directors as a group includes 109,028 shares under outstanding stock options or warrants that are currently exercisable or exercisable within 60 days of May 31, 2000.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation awarded to, earned by, or paid to each individual who served as chief executive officer of Accrue for the fiscal year ended March 31, 2000 and each of the other four most highly compensated executive officers (collectively, the "Named Officers"), each of whose compensation exceeded $100,000 on an annual basis; and the compensation received by each such individual for the Company's two preceding fiscal years, as applicable.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                  AWARDS/STOCK OPTIONS
                                                                                ------------------------
                                       ANNUAL COMPENSATION                      RESTRICTED    SECURITIES
          NAME AND            FISCAL   --------------------    OTHER ANNUAL        STOCK      UNDERLYING      ALL OTHER
     PRINCIPAL POSITION        YEAR    SALARY($)   BONUS($)   COMPENSATION($)   AWARD(S)($)   OPTIONS(#)   COMPENSATION($)
     ------------------       ------   ---------   --------   ---------------   -----------   ----------   ---------------
Richard D. Kreysar(1).......   2000    $200,000    $150,000             --          --               --          --
  President and Chief          1999    $155,000    $100,000             --          --        1,605,683          --
  Executive Officer
Brett Kilpatrick(2).........   2000    $175,000          --     $151,396(3)         --               --          --
  Vice President of Sales      1999    $ 56,250          --     $ 25,683(3)         --          255,000          --
Gregory C. Walker(4)........   2000    $177,765          --             --          --          260,000          --
  Vice President of
  Finance and Chief
  Financial Officer
Bob Page....................   2000     175,000          --             --          --               --          --
  Vice President of Product    1999     155,000          --             --          --          309,294          --
  Development and              1998     135,000          --             --          --          140,706          --
  Chief Technology Officer
Vito Salvaggio..............   2000     129,600          --             --          --          100,000          --
  Vice President of
    Marketing                  1999     120,000          --             --          --           70,000          --
                               1998      55,000          --             --          --           10,000          --

---------------
(1) Richard D. Kreysar became President and Chief Executive Officer in June 1998. Mr. Kreysar's bonus of $150,000 earned in the fiscal year ended March 31, 2000 was paid in the fiscal year ending March 31, 2001. On an annual basis, Mr. Kreysar's salary for the fiscal year ended March 31, 1999 would have been $200,000. Mr. Kreysar's bonus of $100,000 earned in the fiscal year ended March 31, 1999 was paid in the fiscal year ended March 31, 2000.

(2) Brett Kilpatrick became Vice President of Sales in November 1998. On an annualized basis, Mr. Kilpatrick's salary for the fiscal year ended March 31, 1999 would have been $150,000.

(3) Sales commissions earned by Mr. Kilpatrick. Mr. Kilpatrick's sales commission of $25,683 earned in the fiscal year ended March 31, 1999 was paid in the fiscal year ended March 31, 2000. Mr. Kilpatrick's sales commission of $151,396 earned in the fiscal year ended March 31, 2000 was paid in the fiscal year ending March 31, 2001.

(4) Gregory C. Walker became Vice President of Finance and Chief Financial Officer in April 1999. On an annual basis, Mr. Walker's salary for the fiscal year ended March 31, 2000 would have been $190,000.

(5) Vito Salvaggio joined the Company as Director of Product Marketing in September 1997 and was promoted to Vice President of Marketing in May 1999. On an annual basis, Mr. Salvaggio's salary for the fiscal year ended March 31, 1998 would have been $110,000.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information with respect to stock options granted to the Named Officers in the last fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

                                             INDIVIDUAL GRANTS(1)                      POTENTIAL REALIZABLE
                            -------------------------------------------------------      VALUE AT ASSUMED
                            NUMBER OF      PERCENT OF                                  ANNUAL RATES OF STOCK
                            SECURITIES   TOTAL OPTIONS                                  PRICE APPRECIATION
                            UNDERLYING     GRANTED TO     EXERCISE OR                   FOR OPTION TERM(2)
                             OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION    ---------------------
           NAME             GRANTED(#)   FISCAL YEAR(3)   ($/SHARE)(4)      DATE          5%         10%
           ----             ----------   --------------   ------------   ----------    --------   ----------
Richard D. Kreysar........        --           --               --             --            --           --
Brett Kilpatrick..........        --           --               --             --            --           --
Gregory C. Walker(5)......   260,000            8%           $1.00        4/26/09      $163,513   $  414,373
Bob Page..................        --           --               --             --            --           --
Vito Salvaggio(6).........   100,000            3%           $8.00        5/23/09      $503,116   $1,274,994

---------------
(1) No stock appreciation rights were granted to the Named Officers in the last fiscal year. Options vest 25% after the first year of service and ratably each month over the remaining 36-month period. The options have a 10-year term, but are subject to earlier termination in connection with termination of employment. In the event of certain change-in-control transactions, options held by officers of the Company who are terminated without cause within three months thereafter shall be exercisable to the extent of the number of shares that would otherwise vest if such officers remained employed by the Company or its successors for one year after the effective date of the transaction.

(2) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionees' continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3) The Company granted stock options representing 3,193,961 shares to employees in the last fiscal year.

(4) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

(5) Mr. Walker's option vests in accordance with the terms set forth in footnote #1 above.

(6) Mr. Salvaggio's option vests in accordance with the terms set forth in footnote #1 above.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides summary information concerning the shares of common stock acquired in the year ended March 31, 2000, the value realized upon exercise of stock options during the fiscal year ended March 31, 2000, and the number and value of unexercised options with respect to each of the Named Officers as of March 31, 2000. The value of unexercised options was calculated by determining the difference between the fair market value of the underlying common stock on March 31, 2000 and the exercise price.

                                                                                               VALUE OF
                                                                   NUMBER OF SECURITIES      UNEXERCISED
                                                                        UNDERLYING           IN-THE-MONEY
                                                                       UNEXERCISED            OPTIONS AT
                                                                        OPTIONS AT          MARCH 31, 2000
                                     SHARES                         MARCH 31, 2000($)            ($)
                                   ACQUIRED ON        VALUE           (EXERCISABLE/         (EXERCISABLE/
              NAME                 EXERCISE(#)   REALIZED ($)(3)    UNEXERCISABLE)(1)     UNEXERCISABLE)(2)
              ----                 -----------   ---------------   --------------------   ------------------
Richard D. Kreysar...............         --               --                --/--        $            --/--
Brett Kilpatrick.................    255,000       $160,650(4)               --/--        $            --/--
Gregory C. Walker................         --               --           --/260,000        $    --/11,647,194
Bob Page.........................    467,224       $282,024(5)               --/--        $            --/--
Vito Salvaggio...................     24,792       $214,451(6)          --/120,417        $112,617/ 5,045,431

---------------
(1) No stock appreciation rights (SARs) were outstanding during the fiscal year ended March 31, 2000.

(2) Based on $45.7969 per share, the closing price of the Company's Common Stock on The Nasdaq Stock Market on March 31, 2000, less the exercise price of the options.

(3) Value realized is calculated based on the closing price of the Company's Common Stock as reported on The Nasdaq Stock Market on the date of exercise for options exercised after the Company's initial public offering and based on the fair market value as determined in good faith by the Company's board of directors for options exercised prior to the Company's initial public offering minus the exercise price of the option and does not necessarily indicate that the optionee sold such stock.

(4) Value realized is calculated based on the fair market value as determined in good faith by the Company's Board of Directors on the date of exercise ($0.75 on April 15, 1999) minus the exercise price of the option ($0.12) and does not necessarily indicate that the optionee sold such stock. Moreover, the underlying shares are subject to Accrue's repurchase right at the original purchase price, which repurchase right lapsed with respect to 25% of the shares on November 16, 1999 and continues to lapse with respect to 1/48 of the shares on the 16th day of each month after that date. In addition, Accrue's repurchase right with respect to the option will lapse with respect to 25% of the shares held by Mr. Kilpatrick if he is terminated without cause within three months after a change of control in connection with a merger or sale.

(5) Mr. Page exercised three separate options during the fiscal year ended March 31, 2000. Value realized is calculated based on the fair market value as determined in good faith by the Company's Board of Directors on the date of exercise ($0.75 on April 14, 1999) minus the exercise price of each option (72,917 shares at $0.01, 85,010 shares at $0.28 and 309,294 shares at $0.12)
    and does not necessarily indicate that the optionee sold such stock. Moreover, the underlying shares are subject to Accrue's repurchase right at the original purchase price. For the first option, the repurchase right lapsed with respect to 25% of the shares on September 9, 1997 and continues to lapse with respect to 1/48 of the shares on the 9th day of each month after that date. For the second option, the repurchase right lapsed with respect to 25% of the shares on June 26, 1998 and continues to lapse with respect to 1/48 of the shares on the 26th day of each month after that date. For the third option, the repurchase lapsed with respect to 25% of the shares on September 9, 1999 and it continues to lapse with respect to 1/48 of the shares on the 9th day of each month after that date. In addition, Accrue's repurchase right with respect to each of the options will lapse with respect to 25% of the shares held by Mr. Page in the event of a change of control in connection with a merger or sale.

(6) Value realized is calculated based on the fair market value as determined in good faith by the Company's Board of Directors on the date of exercise ($9.00 on July 28, 1999) minus the exercise price of the option ($0.35) and does not necessarily indicate that the optionee sold such stock. Moreover, the underlying shares are subject to Accrue's repurchase right at the original purchase price, which repurchase right lapsed with respect to 25% of the shares on September 26, 1998 and continues to lapse with respect to 1/48 of the shares on the 26th day of each month after that date. In addition, Accrue's repurchase right with respect to the option will lapse with respect to 25% of the shares held by Mr. Salvaggio in the event of a change of control in connection with a merger or sale.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filing.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is the report of the Compensation Committee of the Board of Directors describing the compensation policies, and the rationale therefore, with respect to the compensation paid to the Company's executive officers for the fiscal year ended March 31, 2000.

PURPOSE OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for determining compensation levels for the executive officers for each fiscal year based on a consistent set of policies and procedures. The Committee reviews and approves all executive target compensation (base and bonus) and the plan by which bonus in excess of target may be paid to executive officers. In the case of the Company's principal sales executive, the President and Chief Executive Officer and certain other members of senior management formulate an individual bonus plan based primarily upon accepted orders for the Company's products and services and revenues.

COMMITTEE STRUCTURE

     During the fiscal year ended March 31, 2000 ("Fiscal 2000") the Committee was made up of two independent, non-employee members of the Board of Directors:
Max D. Hopper and Robert Smelick. The Committee met in April 1999 to set executive officer compensation plans for Fiscal 2000.

OBJECTIVES OF THE COMPENSATION PLAN

     The objectives of the compensation program as established by the Committee are: (1) to provide a means for the Company to attract and retain high-quality executives; (2) to tie executive compensation directly to the Company's business and performance objectives; and (3) to reward outstanding individual performance that contributes to the long-term success of the Company.

ELEMENTS OF COMPENSATION

     Each executive officer's compensation package is comprised of three elements: (1) base compensation, which reflects individual performance and is designed primarily to be competitive with salary levels in a comparative group;
(2) variable or bonus compensation payable based on the achievement of financial performance goals and individual performance; and (3) long-term stock-based incentive compensation, which rewards Company growth and increased stockholder value.

     Base Compensation. The base compensation for each executive officer is determined based on consideration of the following factors: (1) salary levels for comparable positions in software and related companies similar in size and business that compete with Accrue in the recruitment and retention of senior personnel; (2) each executive's past performance relative to corporate, business group (if applicable) and individual objectives; (3) each executive's responsibility level and objectives for the subsequent year; and (4) compensation relative to other executives in the Company.

     Information regarding competitive salary ranges for Fiscal 2000 was obtained from an independent compensation survey firm. Some of the companies the Committee surveyed as part of the peer group for comparative compensation purposes are included in the Standard and Poor's Technology Sector Index, which the Company has selected as the industry index for purposes of the stock price performance graph that appears later in this Proxy Statement. However, this index also includes a significant number of companies that are of greater size than the Company, participate in different industries than the Company or are located in different regions from the Company, and use of index companies alone would have incorrectly affected compensation comparisons. In selecting companies for compensation comparison purposes, the Committee selected companies that actually compete with the Company in seeking executive talent. Consequently, some companies included in the compensation comparison survey are not necessarily included in the Standard and Poor's Technology Sector Index.

     The Company believes that the total cash compensation for the executive officers of the Company for Fiscal 2000 was competitive with the total cash compensation for executive officers at companies with which the Company competes for executives.

     Variable Compensation. The Company's Fiscal 2000 bonus plan approved by the Committee set forth (1) the size of the aggregate bonus pool for all non-commissionable employees and executive officers and (2) the amount of incentive bonus compensation payable to individual executive officers (other than the Company's principal sales executive) based on the achievement of specific performance targets relating to accepted orders, revenue and operating margin for the Company as a whole (and, for officers in business units, contribution margin). An executive officer's bonus compensation may be increased based upon a qualitative assessment of his or her performance by the Chairman of the Board and President and Chief Executive Officer, in consultation with the Board of Directors. The bonuses payable to all such executive officers, together with bonuses payable to all other non-commissionable employees as a group, may not exceed the total bonus pool approved by the Committee. For Fiscal 2000, a bonus formula was established such that achievement of planned levels of accepted orders, revenue, operating margin and, where applicable, contribution margin would result in a specified bonus level. For performance levels over or under plan, the bonus compensation amount was increased or decreased proportionately. In addition, bonuses were subject to upward or downward adjustment based upon the earnings and revenue growth of the Company during Fiscal 2000 compared to other companies in the same industry sector. For Fiscal 2000, accepted orders, revenue and operating margin all were above the established targets, and contribution margin varied by business unit. Bonus compensation (except for the qualitative component) was determined according to the compensation formula and, was above the target amount. In addition, bonuses were adjusted upward as a result of the Company's earnings and revenue growth during Fiscal 2000 as compared to other companies in the same industry sector. Bonus compensation paid to the Company's principal sales executive in Fiscal 2000 was determined under his individual bonus plan and was adjusted upward as a result of increased orders for the Company's products and services and revenue during Fiscal 2000. Total bonus compensation for the Named Officers is shown in the Summary Compensation Table. The Committee believes that these levels of compensation are a fair reflection of the performance of the named individuals.

     The Company's incentive bonus compensation structure for executive officers was reviewed for Fiscal 2000 and included specific corporate performance targets relating to accepted orders, revenue, operating margin and individual performance, as well as providing for upward or downward adjustments based upon earnings and revenue growth of the Company during Fiscal 2000 compared to other companies in the same industry sector. Bonus compensation for the Company's principal sales executive was determined under the individual bonus plan adopted for such officer.

     Long-Term Incentive Compensation. Long-term compensation provided to the Company's executives has been in the form of stock options. The Committee believes that equity-based compensation closely aligns the interests of executive officers with those of stockholders by providing an incentive to manage the Company with a focus on long-term strategic objectives set by the Board of Directors relating to growth and stockholder value. Stock options are granted under the 1996 Plan according to guidelines that take into account the executive's responsibility level, comparison with comparable awards to individuals in similar positions in the industry, the Company's long-term objectives for maintaining and expanding technological leadership through product development and growth, expected Company performance, the executive's performance and contribution during the last fiscal year and the executive's existing holdings of unvested stock options. However, the Committee does not strictly adhere to these factors in all cases and will vary the size of the grant made to each executive officer as the particular circumstances warrant. Each grant allows the officer to acquire shares of the Company's Common Stock at the fair market value in effect on the date of grant.

     The options vest in a series of installments over a four-year period, contingent upon the executive's continued employment with the Company. Accordingly, the option will provide a return to the executive only if he or she remains in the Company's employ, and then only if the market price of the Common Stock appreciates over the option term. Subsequent grants may be made to officers when the Committee believes that the officer has demonstrated greater potential, achieved more than originally expected, or assumed expanded responsibilities. Additionally, subsequent grants may be made to remain competitive with similar companies.

     The Committee evaluated the performance of the executive officers against the strategic objectives for Fiscal 2000 set by the Board and concluded that such performance warrants the level of long-term compensation awarded them as set forth in the Summary Compensation Table. The Committee typically reexamines long-term compensation levels each year.

PRESIDENT AND CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Compensation for the President/Chief Executive Officer is determined by a process similar to that discussed above for executive officers. Mr. Kreysar's base compensation for Fiscal 2000 was established by the Committee in April, 1999. Mr. Kreysar's base compensation is competitive with base compensation levels for chief executive officers of the companies with which the Company competes for executives.

     As was the case with the other executive officers, Mr. Kreysar's bonus was calculated under a formula based on accepted orders, revenue and operating margin, and adjusted based on the Company's earnings and revenue growth compared to other companies in the same industry sector. For performance levels over or under plan, the bonus compensation amount would increase or decrease proportionately. Mr. Kreysar was also eligible for an increased bonus based on a qualitative assessment of his performance by the Board of Directors. For Fiscal 2000, accepted orders, revenue and operating margin all were above the established target. In addition, Mr. Kreysar's bonus was adjusted upward as a result of the Company's earnings and revenue growth during Fiscal 2000 compared to other companies in the same industry sector. Mr. Kreysar's bonus compensation (except for the qualitative component) was determined according to the compensation formula established at the beginning of the year and is shown in the Summary Compensation Table. In determining the amount of long-term compensation to grant to Mr. Kreysar's the Committee considered the same factors used to determine grants for other executive officers set forth above.

     The Committee believes that the overall level of compensation is a fair reflection of Mr. Kreysar's performance for the year.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code (the "Code") places a $1 million limit on the tax deductibility of cash compensation paid to the seven most highly compensated executive officers of the Company. None of the compensation paid to the Company's executive officers in Fiscal 2000 was subject to Section 162 (m). Under the 1996 Plan, compensation deemed paid to an executive officer when he exercises an outstanding option under the Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

                                          COMPENSATION COMMITTEE

                                          Max D. Hopper
                                          Robert Smelick

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee of Accrue's board during the fiscal year ended March 31, 2000 were Messrs. Hopper and Smelick. Neither Mr. Hopper nor Mr. Smelick have at any time been an officer or employee of Accrue. Prior to the last fiscal year, Accrue issued and sold in private placement transactions shares of common and preferred stock to Sterling Payot Capital L.P., and Sterling Payot Company. Mr. Smelick is managing director of Sterling Payot Management, Inc., the general partner of Sterling Payot Capital, L.P., and he is also a principal of Sterling Payot Company. During the last fiscal year, on April 5, 1999, Accrue issued and sold to Mr. Hopper 100,000 shares of common stock at $0.75 per share.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return data for the Company's stock since July 30, 1999 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) The Nasdaq National Market Composite Index and (ii) the Nasdaq Computer and Data Processing Index. The graph assumes that $100 was invested on July 30, 1999, the date on which the Company's common stock was first offered to the public, in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $10.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN*
            AMONG ACCRUE SOFTWARE, INC., THE NASDAQ NATIONAL MARKET
                              COMPOSITE INDEX AND
                 THE NASDAQ COMPUTER AND DATA PROCESSING INDEX
                               PERFORMANCE GRAPH

                                                                                                        NASDAQ COMPUTER AND DATA
                                                     ACCRUE SOFTWARE            NASDAQ COMPOSITE               PROCESSING
                                                     ---------------            ----------------        ------------------------
7/30/99                                                    100                         100                         100
8/31/99                                                    120                         104                         105
9/30/99                                                    185                         104                         110
10/29/99                                                   441                         112                         118
11/30/99                                                   396                         126                         137
12/31/99                                                   444                         154                         186
1/31/00                                                    324                         149                         165
2/29/00                                                    385                         178                         194
3/31/00                                                    376                         173                         182

---------------
* $100 invested on 7/30/99 in stock or in indices including reinvestment of dividends. Fiscal year ending March 31.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

PRIVATE PLACEMENTS OF SECURITIES

     Some stock option grants to our directors and executive officers are described under the captions "Proposal No. 1 -- Election of Directors -- Directors' Compensation" and "Compensation of Executive Officers."

TRANSACTIONS WITH DIRECTORS AND OFFICERS

     In connection with Accrue's acquisition of NeoVista Software, Inc. in January 2000, Accrue assumed two options previously granted to David Folkman by NeoVista that are exercisable for a total of 3,309 shares of Accrue common stock at an exercise price of $4.14 per share. Accrue also granted Mr. Folkman an option to purchase 50,000 shares of the Company's common stock at an exercise price of $50.8125 per share pursuant to our 1999 Directors Stock Option Plan. Also in connection with the NeoVista acquisition, 6,210 shares were issued to Jonathan Becher, Vice President of Product Strategy, in exchange for his outstanding shares of NeoVista capital stock. Accrue also granted Mr. Becher an option to purchase 50,000 shares of the Company's common stock at an exercise price of $21.4375 per share pursuant to our 1996 Stock Plan. Subsequently, Accrue also granted Mr. Becher an option to purchase 10,000 shares of the Company's common stock at an exercise price of $50.375 per share pursuant to our 1996 Stock Plan.

     Acceleration of Vesting. Other than as specifically set forth below, options granted to officers under our 1996 Stock Plan and options granted to directors under our 1999 Directors Stock Option Plan are subject to acceleration of vesting upon a change of control in connection with our merger or sale with respect to 25% of the shares subject to the option grant if the option holder is terminated without cause within three months after the change of control.

     Under the terms of Richard Kreysar's offer letter, if Accrue undergoes a change of control in connection with a sale or merger, vesting for Mr. Kreysar's option will be accelerated by one year, and if Mr. Kreysar's employment with Accrue is terminated without cause in connection with or within twelve months after a change of control in connection with a sale or merger, vesting for Mr. Kreysar's option will be accelerated by an additional year. Should Mr. Kreysar's employment with Accrue be terminated involuntarily for any reason other than for cause, his salary, benefits and vesting will continue for six months following the date of his termination.

     Bob Page received option grants in September 1996, June 1997 and September 1998 and Vito Salvaggio received an option grant in September 1997 which are subject to acceleration of vesting of 25% of the shares subject to the option grant upon a change of control in connection with a merger or sale of Accrue.

LOANS TO OFFICERS

     Loan to Richard D. Kreysar. In October 1998 Accrue loaned Richard Kreysar $192,681.91 in exchange for a promissory note dated October 1, 1998, which becomes due and payable with interest at the rate of 5.06% on the earlier of October 1, 2002 or upon termination of Mr. Kreysar's employment or consulting relationship with Accrue. $209,148.08 reflects principal and accrued interest outstanding under the note as of May 31, 2000. The loan is full-recourse and secured by all shares of Accrue common stock held by Mr. Kreysar.

INDEMNIFICATION AGREEMENTS

     We have entered into indemnification agreements with our officers and directors that contain provisions which may require Accrue, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals of stockholders intended to be included in the Company's proxy statement for the 2001 Annual Meeting of Stockholders must be received by the Company's Chief Financial Officer, Accrue Software, Inc., 48634 Milmont Drive, Fremont, California 94538, no later than March 19, 2001. If the Company is not notified of a stockholder proposal not less than twenty nor more than sixty days prior to the date of the next Annual Meeting of Stockholders, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended March 31, 2000, all Reporting Persons complied with all applicable filing requirements.

                                 OTHER MATTERS

     Accrue knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ RICHARD D. KREYSAR
                                          Richard D. Kreysar
                                          President and Chief Executive Officer

Dated: July 17, 2000

                                                                         ANNEX A

                              ACCRUE SOFTWARE, INC.

                                 1996 STOCK PLAN

                      (AS AMENDED BY THE BOARD OF DIRECTORS
                        ON MAY 23, 1999 AND JULY 6, 2000)

        1. PURPOSES OF THE PLAN. The purposes of this 1996 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights and stock bonuses may also be granted under the Plan.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 6 of the Plan.

            (b) "AFFILIATE" means an entity other than a Subsidiary in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

            (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option, restricted stock purchase and stock bonus plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options, Stock Purchase Rights or Stock Bonuses are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

            (d) "BOARD" means the Board of Directors of the Company.

            (e) "CODE" means the Internal Revenue Code of 1986, as amended.

            (f) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

            (g) "COMMON STOCK" means the Common Stock of the Company.

            (h) "COMPANY" means Accrue Software, Inc., a Delaware corporation.

            (i) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

            (j) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

            (k) "DIRECTOR" means a member of the Board.

            (l) "EMPLOYEE" means any person (including, if appropriate, any Named Executive, Officer or Director), employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

            (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (n) "FAIR MARKET VALUE" means, as of any date, the fair market value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

            (p) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

            (q) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

            (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

            (s) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (t) "OPTION" means a stock option granted pursuant to the Plan.

            (u) "OPTIONED STOCK" means the Common Stock subject to an Option, Stock Purchase Right or Stock Bonus.

            (v) "OPTIONEE" means an Employee or Consultant who receives an Option, a Stock Purchase Right, or a Stock Bonus.

            (w) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

            (x) "PLAN" means this 1996 Stock Plan.

            (y) "REPORTING PERSON" means an officer, director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

            (z) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right or Stock Bonus under Section 11 or
Section 12 below.

            (aa) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

            (bb) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (cc) "STOCK BONUS" means an award of Shares granted pursuant to
Section 12 below.

            (dd) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

            (ee) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 10 below.

            (ff) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

            (gg) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 9,930,0001 shares of Common Stock, plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2001 and ending in 2006 equal to the lesser of: (i) 4,000,000 Shares; (ii) six percent (6%) of the Shares outstanding on a fully diluted basis on the last day of the immediately preceding fiscal year; or (iii) such lesser number of shares as is determined by the Board of Directors. For purposes of the foregoing sentence, "Shares outstanding on a fully diluted basis" include in addition to Shares issued and outstanding, all Shares reserved for issuance under all of the Company's stock option and stock purchase plans. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have and Shares forfeited to the Company pursuant to Section 12 below shall not be available for future grant as Incentive Stock Options under the Plan to the extent the future grant of such options shall not have satisfied the stockholder approval requirements under
Section 422 of the Code.


--------
1 The 9,930,000 shares consist of 6,630,000 shares authorized pursuant to the May 23, 1999 amendment, 800,000 additional shares authorized as of April 1, 2000 under the prior automatic increase provision set forth in Section 3 of the Plan, and 2,500,000 shares authorized by the Board on July 6, 2000 for which stockholder approval is being sought at the Annual Meeting of Stockholders on August 31, 2000.

        4. ADMINISTRATION OF THE PLAN.

            (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options, Stock Purchase Rights or Stock Bonuses to Employees and Consultants.

            (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

            (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                (ii) to select the Consultants and Employees to whom Options, Stock Purchase Rights and Stock Bonuses may from time to time be granted hereunder;

                (iii) to determine whether and to what extent Options, Stock Purchase Rights and Stock Bonuses or any combination thereof are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                (v) to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

                (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(g) instead of Common Stock;

                (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and Stock Bonuses and the Restricted Stock purchased by exercising such Stock Purchase Rights or received through such Stock Bonuses; and

                (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

                (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options, Stock Purchase Rights or Stock Bonuses to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

            (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options, Stock Purchase Rights or Stock Bonuses.

        5. ELIGIBILITY.

            (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options, Stock Purchase Rights and Stock Bonuses may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employee, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option, Stock Purchase Right or Stock Bonus may, if he or she is otherwise eligible, be granted additional Options, Stock Purchase Rights or Stock Bonuses.

            (b) TYPE OF OPTION. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

            (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 17 of the Plan.

        7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Option granted to an Optionee who, at the time the Option is granted is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

        8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in Section 14 below, the maximum number of Shares which may be subject to Options, Stock Purchase Rights and Stock Bonuses granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,000,000 Shares.

        9. OPTION EXERCISE PRICE AND CONSIDERATION.

            (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

                (i) In the case of an Incentive Stock Option that is:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option that is:

                    (A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code;

                    (C) granted prior to the date, if any, on which the Common Stock becomes a Listed Security, to any person other than a Named Executive or Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

                (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10. EXERCISE OF OPTION.

            (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided that if required by the Applicable Laws, any option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security, shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Subject to
Section 10(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

            (c) DISABILITY OF OPTIONEE.

                (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

            (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee's Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (e) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

            (f) RULE 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

            (g) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. STOCK PURCHASE RIGHTS.

            (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase

Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

            (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, provided, however, that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year.

            (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

            (d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. STOCK BONUSES.

            (a) AWARDS OF STOCK BONUSES. Stock Bonuses may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an agreement (a "Stock Bonus Agreement") that shall be in such form (which shall not be the same for each recipient) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from recipient to recipient and between groups of recipients, and may be based upon achievement of the

Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Administrator may determine.

            (b) FORFEITURE PROVISIONS. Unless the Administrator determines otherwise, the Stock Bonus Agreement shall provide for the forfeiture of Stock Bonus Shares to the Company without payment of consideration upon the voluntary or involuntary termination of the recipient's employment with the Company for any reason (including death or disability). The forfeiture provision shall lapse at such rate as the Administrator may determine.

            (c) OTHER PROVISIONS. The Stock Bonus Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Stock Bonus Agreements need not be the same with respect to each purchaser.

            (d) RIGHTS AS A STOCKHOLDER. Once the Stock Bonus is awarded, the recipient shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her award is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Bonus is awarded, except as provided in Section 14 of the Plan.

        13. TAXES.

            (a) As a condition of the exercise of an Option or Stock Purchase Right or the award of a Stock Bonus granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising or receiving the Option, Stock Purchase Right or Stock Bonus) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right or the award of a Stock Bonus and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

            (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right or the award of the Stock Bonus.

            (c) This Section 13(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right or award of the Stock Bonus that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 13, the Fair Market

Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

            (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right or award of a Stock Bonus by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

            (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 13(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 13(d) above must be made on or prior to the applicable Tax Date.

            (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised or Stock Bonus is awarded but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

        14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

            (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, Stock Purchase Right or Stock Bonus, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights or Stock Bonuses have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right or Stock Bonus, the number of Shares described in Section 3(a)(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option, Stock Purchase Right or Stock Bonus.

            (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

            (c) MERGER OR SALE OF ASSETS. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's stockholders, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets.

            (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

        15. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 16.

        16. TIME OF GRANTING OPTIONS, STOCK PURCHASE RIGHTS AND STOCK BONUSES. The date of grant of an Option, Stock Purchase Right or Stock Bonus shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, Stock Purchase Right or Stock Bonus, or such other date as is determined by the Board; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option, Stock Purchase Right or Stock Bonus is so granted within a reasonable time after the date of such grant.

        17. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall adversely affect Options, Stock Purchase Rights or Stock Bonuses already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        18. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right or the award of a Stock Bonus unless the exercise of such Option or Stock Purchase Right or the award of such Stock Bonus and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option or Stock Purchase Right and the award of a Stock Bonus, the Company may require the person exercising such Option or Stock Purchase Right or receiving such Stock Bonus to represent and warrant at the time of any such exercise or award that the Shares are being purchased or received only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

        19. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        20. AGREEMENTS. Options, Stock Purchase Rights and Stock Bonuses shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

        21. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options, Stock Purchase Rights and Stock Bonuses issued under the Plan shall become void in the event such approval is not obtained.

        22. INFORMATION AND DOCUMENTS TO OPTIONEES, PURCHASERS AND RECIPIENTS. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee, purchaser or recipient has one or more Options, Stock Purchase Rights or Stock

Bonuses outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options, Stock Purchase Rights or Stock Bonuses under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee or the Purchaser a copy of the Plan and any agreement(s) pursuant to which securities under the Plan are issued.

PROXY                        ACCRUE SOFTWARE, INC.                         PROXY
                 48634 MILMONT DRIVE, FREMONT, CALIFORNIA 94538
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement and appoints Richard D. Kreysar and Gregory C. Walker and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Accrue Software, Inc. (the "Company") held of record by the undersigned on July 7, 2000, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held August 31, 2000, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

1. To elect the following directors to serve until the 2001 annual meeting of stockholders or until their respective successors are elected and qualified:

Richard D. Kreysar        [         [ ] WITHHOLD AUTHORITY TO VOTE
                          ] FOR
David Folkman             [         [ ] WITHHOLD AUTHORITY TO VOTE
                          ] FOR
Max D. Hopper             [         [ ] WITHHOLD AUTHORITY TO VOTE
                          ] FOR
A. Brooke Seawell         [         [ ] WITHHOLD AUTHORITY TO VOTE
                          ] FOR
Robert Smelick            [         [ ] WITHHOLD AUTHORITY TO VOTE
                          ] FOR

2. To approve amendment of the Company's 1996 Stock Plan (i) to increase the number of shares of Common Stock reserved for issuance thereunder by 2,500,000 shares to an aggregate of 9,930,000 shares and (ii) to revise the automatic share increase provision so that the number of shares of common stock reserved for issuance under the 1996 Plan will automatically increase on the first day of each of the Company's fiscal years 2001 through 2006 in an amount equal to the lesser of (A) 4,000,000 shares, (B) 6% of the number of shares outstanding on a fully diluted basis as of the last day of the immediately preceding fiscal year, or (C) a lesser number of shares as determined by the Board of Directors.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

                     (Please date and sign on reverse side)

3. To ratify the Board of Director's appointment of PricewaterhouseCoopers LLP to serve as independent auditors of the Company for the fiscal year ending March 31, 2001.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    This Proxy, when properly executed, will be voted in the manner directed herein. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

    Please sign exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

                                                       Dated: , 2000

                                                       -------------------------
                                                               Signature

                                                       -------------------------
                                                       Signature if held jointly

                                                       Please mark, sign, date
                                                       and return the proxy card
                                                       promptly using the
                                                       enclosed envelope.